UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 7, 2005
SUNAIR ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3005 Southwest Third Avenue
Fort Lauderdale, Florida 33315
(Address of Principal Executive Office) (Zip Code)
(954) 525-1505
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
This Current Report on Form 8-K/A amends the Form 8-K filed with the Commission on June 10, 2005, relating to the acquisition by Sunair Electronics, Inc. (the “Company”), through its subsidiary, Sunair Southeast Pest Holdings, Inc. (“Sunair Southeast”), of 100% of the issued and outstanding capital stock of Middleton Pest Control, Inc., a Florida corporation (“Middleton”) for an aggregate purchase price of: (i) $35.0 million in cash; (ii) $5.0 million in the form of a subordinated promissory note; and (iii) 1,084,599 shares of the Company’s common stock, in accordance with a stock purchase agreement, dated June 7, 2005, among Sunair Southeast and the selling shareholders of Middleton.
Following the closing of the Middleton acquisition, the Company and the selling shareholders of Middleton determined that the final number of shares of the Company’s common stock to be issued to the selling shareholders of Middleton should be 1,028,807 shares pursuant to the stock purchase agreement, not 1,084,599 shares as previously contemplated. Accordingly, new stock certificates representing an aggregate amount of 1,028,807 shares of the Company’s common stock were issued to the selling shareholders of Middleton, and the original stock certificates representing an aggregate of 1,084,599 shares of the Company’s common stock were cancelled. The newly issued stock certificates bear the restrictive legend contained on the original stock certificates, and are dated June 7, 2005, the date of the closing of the stock purchase agreement.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
This Current Report on Form 8-K/A contains the information required by Item 9.01 of Form 8-K relating to the Middleton acquisition.
(a)	Financial Statements of Business Acquired.

The financial statements of Middleton are attached as Exhibit A to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The pro forma financial information relating to the Middleton acquisition are attached as Exhibit B to this Current Report on Form 8-K/A.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR ELECTRONICS, INC.
Date: August 19, 2005	By:	/s/ SYNNOTT B. DURHAM
Synnott B. Durham
Chief Financial Officer

3

EXHIBIT A
TABLE OF CONTENTS

UNAUDITED FINANCIAL STATEMENTS

Comparative Balance Sheet	1

Comparative Statements of Income and Retained Earnings	2

Comparative Statements of Cash Flows	3

AUDITED FINANCIAL STATEMENTS

Independent Auditor’s Report	4

Comparative Balance Sheet	5-6

Comparative Statement of Income	7

Comparative Statement of Shareholders’ Equity	8

Comparative Statement of Cash Flows	9

Notes to Financial Statements	10

MIDDLETON PEST CONTROL, INC.
COMPARATIVE BALANCE SHEET
MARCH 31, 2005
(Unaudited)

	March 31,	December 31,
	2005	2004
ASSETS
Current Assets:
Cash	$1,769,171	$1,245,777
Accounts receivable	1,522,971	1,333,943
Inventory	467,235	492,706
Prepaid expenses and other current assets	626,211	389,104

Total current assets	4,385,588	3,461,530

Property and equipment (net of accumulated
depreciation of $3,680,435)	1,573,705	1,545,621

Other Assets	63,582	59,096

Total Assets	$6,022,875	$5,066,247

LIABILITIES AND STOCKHOLDER’S EQUITY

Current Liabilities
Accounts payable	$839,942	$412,064
Accrued expenses and other current liabilities	807,848	694,601
Deferred revenues		—
Customer deposits	1,481,435	1,338,229
Current portion of long-term debt	99,232	109,251

Total current liabilities	3,228,457	2,554,145

Long-Term Debt
Notes payable	380,132	396,110

Total Liabilities	3,608,589	2,950,255

Stockholder’s Equity:
Common stock Class A (par value $1.00 per share, 500 shares
authorized, issued and outstanding)	500	500
Additional paid-in capital	23,227	23,227
Retained earnings	2,390,559	2,092,265

Total stockholder’s equity	2,414,286	2,115,992

Total Liabilities and Stockholder’s Equity	$6,022,875	$5,066,247

See Independent Auditors’ Report and Notes to the Financial Statements

MIDDLETON PEST CONTROL, INC.
COMPARATIVE STATEMENTS OF INCOME AND RETAINED EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31,
(Unaudited)

	2005	2004
Revenues	$7,950,369	$7,001,890

Cost of revenues	5,454,091	4,458,420

Gross profit	2,496,278	2,543,470

Selling, general and
administrative expenses	1,954,016	1,983,518

Income from operations	542,262	559,952

Other income (expenses):
Gain on disposal of equipment	—	1,500
Interest income	1,773	773
Interest expense	(6,939)	(2,372)

Total other expense	(5,166)	(99)

NET INCOME	537,096	559,853

Retained earnings, January 1	2,092,265	2,468,423

Shareholder distributions	(238,802)	(622,095)

Retained earnings, March 31	$2,390,559	$2,406,181

MIDDLETON PEST CONTROL, INC.
COMPARATIVE STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31,
(Unaudited)

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income	$537,096	$559,853
Adjustments to reconcile net income to
net cash provided by operating activities
Depreciation	126,010	107,614
(Increase) decrease in:
Accounts receivable	(189,028)	(83,714)
Inventory	25,471	(33,516)
Prepaid expenses and other current assets	(237,107)	(189,065)
Other assets	(4,486)	11,626
Increase (decrease) in:
Accounts payable	427,878	440,911
Accrued expenses and other current liabilities	113,247	111,883
Deferred revenues	—	(39,574)
Customer deposits	143,206	270,383

Net cash provided by operating activities	942,287	1,156,401

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(154,094)	(73,222)

Net cash used in investing activities	(154,094)	(73,222)

CASH FLOWS FROM FINANCING ACTIVITIES
Principle payments of notes payable	(25,997)	(21,203)
Distributions to shareholders	(238,802)	(622,095)

Net cash used in financing activities	(264,799)	(643,298)

NET INCREASE IN CASH	523,394	439,881

Cash, January 1	1,245,777	1,807,370

Cash, March 31	$1,769,171	$2,247,251

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$6,939	$2,372

Cash paid during the year for income taxes	$—	$—

March 24, 2005
Board of Directors
Middleton Pest Control, Inc.
Orlando, Florida
INDEPENDENT AUDITOR’S REPORT
We have audited the accompanying balance sheets of Middleton Pest Control, Inc. as of December 31, 2004 and 2003, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Middleton Pest Control, Inc., as of December 31, 2004 and 2003, and the results of its activities and cash flows for the years then ended in conformity with generally accepted accounting principles in the United States.

/s/ Linder & Thornley
Linder & Thornley
Certified Public Accountant

MIDDLETON PEST CONTROL, INC.
COMPARATIVE BALANCE SHEET

	December 31,
	2004	2003
ASSETS

CURRENT ASSETS
Cash	$1,245,777	$1,807,370
Accounts receivable	1,333,943	1,090,203
Inventories	492,706	434,842
Employee advances	11,406	10,924
Prepaid expenses	377,698	258,113

Total Current Assets	3,461,530	3,601,452

PROPERTY AND EQUIPMENT
Leasehold and building improvements	540,122	558,536
Equipment	364,976	277,921
Vehicles	2,332,604	2,371,298
Computer equipment	695,102	629,341
Office furniture and equipment	517,543	468,136
In progress fixed assets	649,699	17,034

	5,100,046	4,322,266

Less allowance for depreciation	(3,554,425)	(3,220,871)

Net Property and Equipment	1,545,621	1,101,395

OTHER ASSETS
Deposits and other assets	59,096	64,086

Total Other Assets	59,096	64,086

Total Assets	$5,066,247	$4,766,933

See accompanying notes to financial statements.

MIDDLETON PEST CONTROL, INC.
 COMPARATIVE BALANCE SHEET

	December 31,
	2004	2003
LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$412,064	$246,930
Accrued expenses	694,601	601,475
Deferred revenue — Note C	51,364	250,397
Customer deposits	1,286,865	1,044,046
Current portion of long-term debt — Note B	109,251	80,901

Total Current Liabilities	2,554,145	2,223,749

LONG-TERM DEBT
Less: current portion — Note B	396,110	51,034

Total Liabilities	2,950,255	2,274,783

LEASES — NOTE B

SHAREHOLDERS’ EQUITY
Common stock Class A, par value $1.00 per share-
500 shares authorized, issued and outstanding
Non-voting common stock-Class B, 5,000 shares
authorized, 4,500 issued and outstanding	500	500
Paid-in capital	23,227	23,227
Retained earnings	2,092,265	2,468,423

Total Shareholders’ Equity	2,115,992	2,492,150

Total Liabilities and Shareholders’ Equity	$5,066,247	$4,766,933

See accompanying notes to financial statements.

MIDDLETON PEST CONTROL, INC.
 COMPARATIVE STATEMENT OF INCOME

	Years Ended December 31,
	2004	2003
Net sales	$30,164,101	$25,102,352

Cost of sales	16,892,863	13,862,088

Gross profit	13,271,238	11,240,264

General and administrative expenses	11,219,470	9,752,629

Income from operations	2,051,768	1,487,635

Other income (expense)
Gain on sale of assets	6,000	15,301
Interest income	4,124	2,701
Interest expense	(12,621)	(12,668)

Total other income (expense)	(2,497)	5,334

Net income	$2,049,271	$1,492,969

See accompanying notes to financial statements.

MIDDLETON PEST CONTROL, INC.
 COMPARATIVE STATEMENT OF SHAREHOLDERS’ EQUITY

	Common	Paid-in	Retained
	Stock	Capital	Earnings
Balance at December 31, 2002	$500	$23,227	$1,255,490

Net Income			1,492,969

Distributions			(280,036)

Balance at December 31, 2003	500	23,227	2,468,423

Net Income			2,049,271

Distributions			(2,425,429)

Balance at December 31, 2004	$500	$23,227	$2,092,265

See accompanying notes to financial statements.

MIDDLETON PEST CONTROL, INC.
 COMPARATIVE STATEMENT OF CASH FLOWS

	Years Ended December 31,
	2004	2003
OPERATING ACTIVITIES
Net income	$2,049,271	$1,492,969
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	469,341	644,022
Gain on sale of assets	(6,000)	(15,301)
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(243,740)	(207,626)
(Increase) in inventories	(57,864)	(97,498)
(Decrease) Increase in prepaid expenses and advances	(120,067)	36,479
Increase in customer deposits	242,819	63,430
Increase in accounts payable and accrued expenses	258,262	227,539
Decrease (Increase) in deposits and other assets	4,988	(9,899)
(Decrease) in deferred revenue	(199,033)	(262,612)

Net Cash Provided by Operating Activities	2,397,977	1,871,503

INVESTING ACTIVITIES
Purchases of vehicles and equipment	(267,664)	(281,870)
Building improvements	(13,828)	(20,529)
Purchase of in progress assets	(632,075)	0
Proceeds from sale of vehicles and equipment	6,000	24,205

Net Cash Used in Investing Activities	(907,567)	(278,194)

FINANCING ACTIVITIES
Shareholder distributions	(2,425,429)	(280,036)
Borrowings	450,000	0
Payments on short and long-term borrowings	(76,574)	(93,782)

Net Cash Used in Financing Activities	(2,052,003)	(373,818)

(Decrease) Increase in Cash and Cash Equivalents	(561,593)	1,219,491

Cash at Beginning of Year	1,807,370	587,879

Cash at End of Year	$1,245,777	$1,807,370

Interest paid — see Note B
See accompanying notes to financial statements.

MIDDLETON PEST CONTROL, INC.
 NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
Middleton Pest Control, Inc. was incorporated in the state of Florida on December 1, 1977. The Company operates sixteen branch locations in the Central Florida area.
Accounts receivable are recorded at net realizable value. Uncollectible accounts are written off in the period in which management deems them to be uncollectible and are immaterial in relation to sales. These accounts are turned over to collection agencies and, if recovered, are credited against bad debts. Receivables are due from customers in the state of Florida.
Inventories are recorded at the lower of cost or market. Cost is determined by the FIFO (first-in, first-out) method.
Cash and cash equivalents are all highly liquid investments with a maturity of three months or less. Some of these cash funds are invested in a tax-exempt money fund which is not insured by the FDIC.
Property and equipment are recorded at cost and depreciated over the estimated useful lives of the assets. Depreciation is computed using the straight-line method as follows:

Vehicles	3 - 5 years
Equipment	5 years
Furniture & Fixtures	5 - 7 years
Effective January 1, 1989, the Company elected to be taxed as a Small Business Corporation under Subchapter S of the Internal Revenue Code. All taxable income is apportioned to the shareholders for inclusion in their individual income tax returns. This election was terminated on June 30, 1994. From July 1, 1994 to February 28, 1998, the corporation was liable for state and federal income taxes on taxable income earned. As of March 1,1998 the corporation has elected to again be S-Corporation (see note D).

MIDDLETON PEST CONTROL, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE B — LONG-TERM DEBT AND LEASES
Long-term debt consists of the following:

	2004	2003
Notes payable to First National Bank of Central Florida. Borrowings are repaid over a 3 to 5 year term. Interest is due at rates ranging from 6.75% to 8.0%. Notes are secured by vehicles.	$31,032	$66,760

Note payable to Bank of America payable in 50 monthly installments of $2,522.32 including principal and interest at 6.8%. Note is secured by equipment.	38,491	65,175

Note payable to Bank of America in monthly installments of $5,793.64 including interest at 5.25%. Note is secured by computer equipment and matures 9/29/08.	235,838	0

Note payable to Bank of America in interest only installments of 5.6% Note is secured by office build out and matures 3/29/11.	200,000	0

Less current portion:	(109,251)	(80,901)

	$396,110	$51,034

     Interest paid in 2004 and 2003 totaled $12,621 and $12,668, respectively.
Maturities of long-term borrowings as of December 31, 2004, are as follows:

2005	$109,251
2006	70,969
2007	60,219
2008	64,922
2009	0
Thereafter	200,000

$505,361

MIDDLETON PEST CONTROL, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE B — LONG-TERM DEBT AND LEASES — CONTINUED
Rental expense for property operating leases amounted to $932,393 and $852,272 in 2004 and 2003, respectively. The Company also leases vehicles over terms ranging from 3 to 5 years. Vehicle lease expense amounted to $1,038,529 and $785,243 in 2004 and 2003 respectively. Payments due under noncancellable operating leases that have initial or remaining terms in excess of one year as of December 31, 2004, are as follows:

	Property Leases	Vehicle Leases	Total
2005	$798,881	1,135,027	1,933,908
2006	653,764	878,608	1,532,372
2007	591,084	521,453	1,112,537
2008	561,449	226,275	787,724
2009	445,595	114,555	560,150
Thereafter	763,976	72,818	836,794

	$3,814,749	2,948,736	6,763,485

NOTE C — DEFERRED REVENUE
One of the services offered by Middleton Pest Control is an annual pest control program. The customer pays in advance for one year of service which includes an initial treatment and three subsequent treatments during the year. Deferred revenue represents sales invoiced for which the production has not yet been made. The sales and production are accounted for by branch and adjusted monthly.
NOTE D — INCOME TAXES
Beginning March 1, 1998 the corporation elected to be a small business corporation (S-Corporation). As an S-Corporation the corporate net profit or loss is reported on the shareholders’ individual income tax returns. There is no state or federal income tax liability.
NOTE E — RETIREMENT PLAN
The company matches employee contributions to its 401K plan at a rate of 40%. Contributions for 2004 and 2003 were $122,562 and $71,216 respectively.

EXHIBIT B
SUNAIR ELECTRONICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION

SUNAIR ELECTRONICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION
INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION
The following unaudited pro forma combined financial information gives effect to the acquisition of Middleton Pest Control, Inc.(“Middleton”).
On June 7, 2005 (“Effective Date”), the Registrant, Sunair Electronics, Inc (“Sunair”) completed an acquisition (the “Acquisition”) of all the issued and outstanding common stock of Middleton. The Acquisition was consummated pursuant to the terms and provisions of a Stock Purchase Agreement dated as of June 7, 2005. As a result, Middleton became a wholly owned-subsidiary of Sunair. The consideration paid by Sunair consisted of cash of $35,000,000, 1,028,807 shares of its $.10 par value common stock valued at $10,000,000 based on an average price of $9.72 over the thirty trading days prior to the Acquisition and a promissory note of $5,000,000. Interest due on the note payable is at prime, payable semi-annually. The note matures on June 7, 2010.
The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on March 31, 2005. The unaudited pro forma combined statements of operations for the year ended September 30, 2004 and the six months ended March 31, 2005 gives effect to the Acquisition as if it had occurred at the beginning of the earliest periods presented.
The unaudited pro forma combined financial information has been included as required and allowed by the rules of the Securities and Exchange Commission and is presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the Acquisition taken place on March 31, 2005 or October 1, 2004 or 2003. The pro forma condensed combined financial statements should be read in conjunction with the Company’s Form 10-KSB for the year ended September 30, 2004 and the related notes included in this Current Report on Form 8-K/A.

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
MARCH 31, 2005

	Sunair and				See Note 3
	Subsidiaries	Middleton	Combined	Pro-forma	Pro-forma	Pro-forma
	Historical	Historical	Total	Adjustments	Adjustments	Combined
ASSETS

Cash	$1,894,814	$1,769,171	$3,663,985	$10,904,000	1
				(9,149,762)	2	$5,418,223
Accounts receivable, net	3,375,073	1,522,971	4,898,044			4,898,044
Interest receivable	10,875		10,875			10,875
Inventory	7,106,299	467,235	7,573,534			7,573,534
Prepaid and other current assets	809,022	626,211	1,435,233			1,435,233
Deferred tax asset	969,000		969,000			969,000
Investments	25,850,238		25,850,238	(25,850,238)	2	—
Property and equipment, net	660,205	1,573,704	2,233,909			2,233,909
Software costs, net	4,037,384		4,037,384			4,037,384
Customer list				10,500,000	3	10,500,000
Notes receivable	70,604		70,604			70,604
Investment in subsidiary	—		—	53,100,000	2
				(53,100,000)	3	—
Other assets	(35,183)	63,582	28,399	96,000	1	124,399
Goodwill	852,683	—	852,683	40,185,714	3	41,038,397

Total Assets	$45,601,014	$6,022,874	$51,623,888	$26,685,714		$78,309,602

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$1,131,976	$839,942	$1,971,918	$3,100,000	1	$5,071,918
Accrued expenses and other liabilities	845,189	807,848	1,653,037	—		1,653,037
Income tax payable	186,950		186,950	261,400	4	448,350
Deferred tax liability	1,368,282		1,368,282			1,368,282
Unearned revenues	100,689		100,689	—		100,689
Customer deposits	—	1,481,435	1,481,435			1,481,435
Bank line of credit	47,000		47,000			47,000
Due to shareholder	22,800		22,800			22,800
Loan from parent	—		—			—
Notes payable and capital leases	23,028	479,363	502,391	11,000,000	1	11,502,391
				5,000,000	2	5,000,000

Total Liabilities	3,725,914	3,608,588	7,334,502	19,361,400		26,695,902

Common stock	901,487	500	901,987	102,881	2
				(500)	3	1,004,368
Additional paid-in capital	27,612,264	23,227	27,635,491	9,897,119	2
				(23,227)	3	37,509,383
Retained earnings (deficit)	13,320,818	2,390,559	15,711,377	(2,390,559)	3
				(261,400)	4	13,059,418
Translation adjustment	40,531	—	40,531	—		40,531

Total Stockholders’ Equity	41,875,100	2,414,286	44,289,386	7,324,314		51,613,700

Total Liabilities and Stockholders’ Equity	$45,601,014	$6,022,874	$51,623,888	$26,685,714		$78,309,602

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2005

	Sunair			See Note 3
	Electronics, Inc.	Middleton	Pro-forma	Pro-forma	Pro-forma
	Historical	Historical	Adjustments	Adjustments	Combined
Revenues	$9,940,320	$15,669,377	$—		$25,609,697

Cost of revenues	5,537,526	10,764,908	—		16,302,434

Gross profit	4,402,794	4,904,469	—		9,307,263

Selling, general and administrative expenses	3,419,467	4,262,344	—		7,681,811

Income from operations	983,327	642,125	—		1,625,452

Other income:	99,980	28,089	—		128,069

Income before provision for income taxes	1,083,307	670,214	—		1,753,521

Provision for income taxes	(347,800)	—	(261,400)	4	(609,200)

NET INCOME	$735,507	$670,214	$—		$1,144,321

Pro-forma net income per common share
Basic	$0.14				$0.18

Diluted	$0.11				$0.15

Weighted average of pro-forma shares outstanding:
Basic	5,412,524				6,441,331

Diluted	6,667,402				7,696,209

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

	Sunair			See Note 3
	Electronics, Inc.	Middleton	Pro-forma	Pro-forma	Pro-forma
	Historical	Historical	Adjustments	Adjustments	Combined
Revenues	$9,885,375	$28,948,849	$—		$38,834,224

Cost of revenues	5,685,222	18,874,447	—		24,559,669

Gross profit	4,200,153	10,074,402	—		14,274,555

Selling, general and administrative expenses	2,747,579	7,755,583	—		10,503,162

Income from operations	1,452,574	2,318,819	—		3,771,393
Other income:	178,001	1,768	—		179,769

Income before provision for income taxes	1,630,575	2,320,587	—		3,951,162

Provision for income taxes	(500,855)	—	(905,000)	4	(1,405,855)

NET INCOME	$1,129,720	$2,320,587	$—		$2,545,307

Pro-forma net income per common share Basic	$0.30				$0.52

Diluted	$0.29				$0.51

Weighted average of pro-forma shares outstanding:
Basic	3,830,487				4,859,293

Diluted	3,919,127				4,947,933

SUNAIR ELECTRONICS, INC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
NOTE 1 – BASIS OF PRESENTATION
     The accompanying unaudited pro forma condensed combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.
NOTE 2 – STOCK PURCHASE AGREEMENT
     On June 7, 2005, Sunair paid $35,000,000 in cash, gave a promissory note of $5,000,000 and issued an aggregate number of 1,028,807 shares of its $0.10 par value common stock (totaling $10,000,000) in exchange for all of the issued and outstanding shares of Middleton Pest Control, Inc. Sunair also estimated closing costs of approximately $1,700,000 and a charge of approximately $1,400,000 for Middleton’s built-in capital gains tax for a total purchase price of approximately $53,100,000.
     The following table set forth the preliminary allocation of the purchase price to Middleton’s tangible and intangible assets acquired and liabilities assumed as of March 31, 2005

Cash	$1,769,171
A/R	1,522,971
Inventory	467,235
Prepaid assests	626,211
Fixed assets	1,573,704
Other assets	63,582
Customer list	10,500,000
Goodwill	40,185,714
Accounts payable	(839,942)
Accrued liabilities	(807,848)
Customer deposits	(1,481,435)
Notes payable — vehicles	(26,337)
Notes payable	(453,026)

Total	$53,100,000

NOTE 3 – PRO FORMA ADJUSTMENTS
1.	To reflect a Bank Line of Credit acquired by Sunair of $11,000,000 less $96,000 in closing costs to complete the acquisition of Middleton.

2.	Reflects common stock of Sunair issued at $.10 par value and additional paid-in capital as a result of the issuance, the promissory note given and the cash disbursed in connection with the acquisition of Middleton. Also included in the investment and recorded to accounts payable are acquisition costs of $1,700,000 and the estimated tax effect of built-in capital gains of 1,400,000 as a result of Middleton relinquishing its status as an S-Corporation.

3.	To reflect consolidation of the common stock, additional paid-in capital and retained earnings of Middleton and to reflect adjustment from book value to market value. The excess of purchase price over the book value was allocated first to customer lists at the appraised value on the date of purchase. The remainder was allocated to goodwill.

4.	Middleton Pest Control, Inc. had elected in 1998 to be taxed as a Small Business Corporation under Subchapter S of the Internal Revenue Code. All taxable income was apportioned to the shareholders for inclusion in their individual income tax returns. The Company is reflecting the effect of Federal and State income taxes at a blended rate of 39%, as if Middleton was combined with Sunair as a “C” corporation.